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                                                                      EXHIBIT 23




                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-54940) of McDermott Incorporated and in the related Prospectus of our report dated May 15, 1996 with respect to the consolidated financial statements of McDermott Incorporated, included in this Annual Report (Form 10-K) for the year ended March 31, 1996.



                                                               ERNST & YOUNG LLP

New Orleans, Louisiana
June 10, 1996





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